Exhibit 99.1

Slide:           1           PokerTek, Inc. NASDAQ: PTEK                                                                Investor  Presentation                                           Q3 2012

Slide:           2 Title:                      Legal Disclaimer Body:                                           During this presentation, we may make comments about future expectations, plans and prospects for the company. Those comments constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to inherent known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Risk factors that could cause actual results to differ materially from expectations are included in our recent SEC filings. This corporate overview does not constitute an offer for sale, or the solicitation of an offer to purchase, any securities of PokerTek.We will also be discussing certain financial measures such as EBITDAS, which represents a non-GAAP financial measure.

Agenda

- Company Information
- Product Summary
- Growth Plans
- Financial Highlights
- Summary & Questions

PokerTek PokerPro | Investor Presentation 3
Nasdaq: PTEK

Slide:           4 Title:                      Company Information Body:                                                      Develop, manufacture, distribute eTablesRecognized leader in Electronic PokerPokerPro dominates the electronic poker marketBlackjack on ProCore in demand across marketsLicensed  in Nevada and major jurisdictionsAdds credibility with customers and significantly reduces approval barriersOperational turnaround complete High margin, recurring revenuePoised for profitable growth

Company Information • NASDAQ listed since 2005 - PTEK • Key market statistics Recent Price $0.70 ‐ $0.85 52 Week Price Range $0.46 ‐ $1.44 Market Capitalization $7M Shares Outstanding 8.6M Public Float 4.5M Insider Ownership 40%

Company Information • Strong governance - Board members include: • Joe Lahti, former CEO of Shufflemaster • Lyle Berman, CEO of Lakes Entertainment, formerly CEO of World Poker Tour and Grand Casinos • Strong Insider Ownership • Board/Management purchased 175k shares in Q4, increasing ownership to 41% Total common shares o/s 8,638 Board and Management 3,362 39% Stock Options (WAEP $4.58) 834 Aristocrat (affiliated entity) 723 8% Warrants (Strike $2.75) 40 Other 4,553 53% Warrants (Strike $2.50) 20 9,532 8,638 100% As of September 30, 2012, Shares amounts in 000's Equity Capitalization Ownership

Product Summary - eTable Advantages

- **Offer table games in electronic or slot-only environments**

- **Increase revenue**
  - Increase hands played = increase rake
  - Keep cash on the table – no tips
  - Extend operating hours
  - Retain casual players for incremental revenue
  - Target marketing/promotions with player tracking and reporting

- **Reduce expenses**
  - Reduce start-up and operating costs
  - Lower labor/benefits burden significantly
  - Enhance security and auditability



PokerTek PokerPro Investor Presentation 7
Nasdaq: PTEK

Slide:           8           Product Summary - PokerPro

Product Summary - PokerPro

- 10-seated, fully-automated electronic poker table
- Reliable, auditable, economical
- Fast, efficient, player-friendly
- Offers tournaments, cash games
- Certified and approved



Fold
Check

Industry Leader

PokerTek PokerPro | Investor Presentation 9

Nasdaq: PTEK

Slide:           10 Title:                      Product Summary – ProCore

Product Summary – ProCore

- **Flexible multi-player electronic gaming platform**
- **Customizable and configurable**
  - Intuitive graphics, community feel
  - Configurable game settings
  - Customizable furniture
  - Robust reporting, security, reliability
- **Future efficiencies**
  - Leverage low-cost hardware platform across poker, blackjack, baccarat and other games




PokerTek PokerPro Investor Presentation 11

Nasdaq: PTEK

Slide:           12 Title:                      Growth Plan                      Significant opportunities in target markets to accelerate growthIncrease penetration in current marketsFocus on North AmericaEnter new marketsFocus on South America, AsiaNew product approvalsEZ Baccarat™ - First Installs in Q4GLI Approval of  ProCore  to expand marketNew product development plans

Growth Plan – Current Markets

- **Cruise Ships**
  - Increase penetration on Carnival with Blackjack on ProCore and EZ Baccarat™
  - Target other cruise lines to expand cruise revenues

- **Ontario**
  - Recent installations generating revenue
  - ProCore expands growth potential

- **Ohio**
  - First charity poker room now open
  - Strong operator demand for additional rooms

- **Mexico**
  - Expecting to announce re-entry soon



PokerTek PokerPro Investor Presentation 13
Nasdaq: PTEK

Slide:           14 Title:                      Growth Plan – New Markets Body:                                                                MacauLargest and fastest growing gaming market in the worldTable Cap creating shortagesPoker demand not being met with manual tablesPokerPro does not count against Table CapEZ Baccarat opens larger opportunitiesFirst installations expected early 2013

Slide:           15 Title:                      Growth Plan – New Markets                                                      South AmericaLarge markets with primarily slot and bingo operationsTables market underserved in high-population areasLocal distribution networkInstallations expected to begin in late 2012 and accelerate in 2013Colombia:~400 properties, primarily electronic onlyArgentina: ~170 properties, primarily electronic onlyPeru: ~400 properties, primarily electronic onlyUruguay: ~30 properties

Slide:           16 Title:                      Growth Plan – New Products/Approvals                                                                           EZ Baccarat Development nearing completionFirst installation expected in Q4 2012Regulatory approvals Blackjack on ProCore and EZ BaccaratOntarioGLIOpens large markets for ProCoreNew games and eTable platform

Financial Highlights Q3 2012 Q3 2011 2011 2010 2009 Statement of operations : Revenue 3,834 $ 5,158 $ 6,496 $ 5,899 $ 5,414 $ Gross profit 2,822 $ 3,615 $ 4,555 $ 3,872 $ 2,398 $ Gross profit % 74% 70% 70% 66% 44% Operating loss (543) $ (1,109) $ (1,497) $ (2,628) $ (4,864) $ Net loss per common share (0.08) $ (0.19) $ (0.27) $ (0.69) $ (1.19) $ (in thousands, except per share amounts) Nine Months Ended Years Ended December 31,

Slide:           18 Title:                      Financial Highlights                                           Significant margin improvementEfficient asset utilization and cost reduction

Slide:           19 Title:                      Financial Highlights                                           Expense reductions complete Scalable organizational structure

Slide:           20 Title:                      Financial Highlights                                           Margin expansion and lower operating expenses driving resultsBottom line trending to profitability

Summary – Hypothetical Penetration Scenarios Table Game Market, Hypothetical Market Penetration: Est. Current Market Potential (a) PTEK eTable Positions (b) Manual Tables E-Tables 30-Sep-12 Scenario A Scenario B ProCore (BJ / Bacc/Spec.) 420,000 5,700 138 420 900 PokerPro (Poker) 110,000 11,800 2,304 3,300 4,500 Annualized $000's Actual Penetration Scenarios (c) 30-Sep-12 Scenario A Scenario B Revenue 4,456 7,800 12,400 Gross profit 3,156 5,491 8,730 Gross Profit % 71% 70% 70% Operating expenses 4,180 4,900 6,600 Net income (loss) (1,324) 291 1,380 EBITDAS 32 2,320 4,700 EBITDAS % 1% 30% 38% (a) Manual Table = Estimated total manual positions deployed worldwide. eTables = Estimated Potential Penetration for PTEK in currently identified target markets. if Positions = (c) These scenarios reflect hypothetical financial results assuming penetration in Scenarios A and B were achieved, are for illustrative purposes and do not necessarily reflect results that will be achieved over any specified period. (b) 9/30/12 = Current Position Count as of most recent reporting period. Scenarios A & B represent various degrees of potential penetration for modeling purposes.

Summary – Near Term Milestones Increase Penetration in Current Markets Enter New Markets New Products / Regulatory Approvals Financial Performance Ohio Macau EZ Baccarat Developed 20% Sequential Revenue Growth Ontario Colombia EZ Baccarat Deployed Recurring Revenue > 85% Mexico Peru BJ / Baccarat GLI Approved Gross Margins > 70% Argentina Evaluate Future Games and Platforms Sustainable EBITDAS growth Uruguay Sustainable EPS Profit

Slide:           23 Title:                      Conclusion Body:                                High-margin, recurring revenue modelTurnaround complete, scalable OPEXAccelerating growthTargeting sustainable EBITDAS and EPS profit growth

Slide: 24  For Additional Information  Mark Roberson, Chief Executive OfficerCell (704) 904-3897Office (704) 849-0860 X101mark.roberson@pokertek.cominvestor.relations@pokertek.comwww.pokertek.com